UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

COLUMBIA FUNDS SERIES TRUST I

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COLUMBIA REAL ESTATE EQUITY FUND

One Financial Center, Boston, Massachusetts 02111

866-492-5763

Dear Shareholder:

I am writing to you to ask for your vote on a proposal to change the classification of Columbia Real Estate Equity Fund (the “Fund”) from “diversified” to “non-diversified.” This change would permit the Fund to invest more of its assets in the securities of fewer issuers. If approved, the Fund will be able to act as “non-diversified” fund immediately after the shareholder meeting.

Included in this booklet is information about the upcoming meeting of shareholders of the Fund (the “Meeting”), including:

•	A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, which summarizes the matter on which you are being asked to vote; and

•	A PROXY STATEMENT, which provides more detailed information about that matter.

Although we would like very much to have each shareholder attend the Meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT. A PROMPT RESPONSE ON YOUR PART WILL HELP TO ENSURE THAT YOUR INTERESTS ARE REPRESENTED. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL, PLEASE CALL A CUSTOMER SERVICE REPRESENTATIVE AT 866-492-5763 OR CONTACT YOUR FINANCIAL ADVISOR.

Sincerely yours,

Christopher L. Wilson

President

November 29, 2007

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 1, 2008

COLUMBIA REAL ESTATE EQUITY FUND

A series of Columbia Funds Series Trust I

(the “Fund”)

One Financial Center

Boston, Massachusetts 02111

866-492-5763

To the Shareholders of the Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Fund (the “Meeting”) will be held at the offices of the Fund at One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.	A proposal to change the classification of the Fund from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, as amended.

2.	Any other business as may properly come before the Meeting, or any adjourned or postponed sessions thereof.

Shareholders of record of the Fund at the close of business on November 15, 2007 are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed sessions thereof.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

By order of the Board of Trustees,

James R. Bordewick, Jr.

Secretary of the Fund

November 29, 2007

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 1, 2008

COLUMBIA REAL ESTATE EQUITY FUND

A Series of Columbia Funds Series Trust I

(the “Fund”)

One Financial Center

Boston, Massachusetts 02111

866-492-5763

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) for use at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund, One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time, and at any adjourned sessions thereof. The notice of special meeting of shareholders, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about November 29, 2007. Please read this Proxy Statement carefully and keep it for future reference.

This Proxy Statement contains information you should know before voting on the proposal. As described in greater detail below, the Fund is seeking to change its classification from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”). This would permit the Fund to invest more of its assets in the securities of fewer issuers. At the Meeting, shareholders will consider the following matters:

1.	A proposal to change the classification of the Fund from “diversified” to “non-diversified,” as such terms are defined under the 1940 Act.

2.	Any other business as may properly come before the Meeting, or any adjourned or postponed sessions thereof.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted in accordance with the recommendation of the Board. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and trustees of the Trust, officers and employees of Columbia Management Advisors, LLC (“Columbia Management”) and other representatives of the Fund, as described below. The costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting (including any adjourned or postponed sessions thereof), and other expenses associated with obtaining the approval of the shareholders of the Fund will be borne equally by the Fund and Columbia Management.

Shareholders of record at the close of business on November 15, 2007 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders of the Fund on the Record Date shall be entitled to a number of votes on any matter on which they are entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Trust and/or Bank of America also may solicit proxies by telephone or otherwise. Computershare Fund Services (“Computershare”) has been engaged to assist in the distribution of proxy materials and solicitation of votes. For its services, Computershare will receive a fee of approximately $75,697 including expenses.

PROPOSAL 1: TO CHANGE THE CLASSIFICATION OF THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

As described in more detail below, the Board recommends that shareholders approve a change in the classification of the Fund from “diversified” to “non-diversified,” as such terms are defined under the 1940 Act. Generally, a “non-diversified” fund may invest a greater percentage of its total assets in the securities of fewer issuers than may a “diversified” fund. The Fund is seeking shareholder approval to change its classification to “non-diversified” because Columbia Management believes that the Fund will benefit from the additional investment flexibility afforded by such classification. In addition, because its classification as “diversified” is a fundamental investment restriction, the Fund may change its classification only with shareholder approval.

BACKGROUND

The Fund operates as a “diversified” fund for purposes of Section 5(b) of the 1940 Act. Under Section 5(b)(1) of the 1940 Act, a “diversified” fund must have at least 75 percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For the purposes of this calculation, the fund may not count securities of a single issuer that represents more than 5 percent of the fund’s total assets or securities that constitute more than 10 percent of the issuer’s outstanding voting securities. The Fund also maintains a fundamental policy that states that the Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

The Fund is also subject to certain additional diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). With respect to 50% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of the Fund’s total assets, the Fund may not invest more than 25% of its assets in any one issuer. Even if this proposal is approved, the Fund will continue to be subject to the Code’s diversification requirements with respect to regulated investment companies.

Columbia Management is seeking the flexibility to invest more of the Fund’s assets in the securities of fewer issuers. Columbia Management believes this flexibility will allow the Fund to better pursue its investment objective of seeking capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Furthermore, the Fund’s peer group, the Morningstar Specialty Real Estate Funds Category, is composed of similar real estate-related funds, many of which are classified as “non-diversified” under the 1940 Act. In addition, at its October 11, 2007 meeting, the Board approved the merger of the Fund and Excelsior Real Estate Fund, a fund classified as “non-diversified” subject to approval by shareholders of Excelsior Real Estate Fund. Even if the proposal to change the Fund’s classification to “non-diversified” is approved by shareholders of the Fund, Columbia Management may or may not operate the Fund as a “non-diversified” fund, depending on its assessment of the investment opportunities available to the Fund from time to time.

A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a “non-diversified” fund could affect the overall value of such fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” fund’s value will likely be more volatile than the value of more diversified funds.

REQUIRED VOTE

Approval of the proposed change requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” of the Fund means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Only shareholders of record on November 15, 2007 may vote.

If shareholders approve the proposed change, it will take effect immediately after the Meeting. If the proposed change is not approved, the Fund will continue to operate as a “diversified” fund.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund’s investment adviser and provides administrative and other services to the Fund. Columbia Management is a direct, wholly owned subsidiary of Columbia Management Group, LLC which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Management, a registered investment adviser, has been an investment adviser since 1995. Columbia Management Distributors, Inc. (“CMD”), a registered broker/dealer and a member of the Financial Industry Regulatory Authority, is located at One Financial Center Boston, Massachusetts 02111. CMD is the principal underwriter for the Fund, and is authorized under a distribution agreement to sell shares of the Fund.

OTHER BUSINESS

The only business that management of the Fund intends to present or knows that others will present is the proposal set forth herein. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND PRINCIPAL SHAREHOLDERS

For each class of the Fund’s shares entitled to vote at the Meeting, the number of shares outstanding as of November 15, 2007 was as follows:

Share Class	Number of Shares Outstanding	Net Asset Value Per Share	Number of Votes Entitled
Class A	1,206,758.397	$20.02	24,159,303.11
Class B	457,548.629	$20.05	9,173,850.01
Class C	405,928.618	$20.02	8,126,690.93
Class Z	16,446,859.097	$20.03	329,430,587.71

Total	18,517,094.741	N/A	370,890,431.76

Exhibit A shows the name, address and share ownership of each person known to the Trust to own beneficially or of record 5% or more of a class of the Fund as of October 31, 2007. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in Exhibit A is identified as the holder of more than 25% of the Fund and has voting and/or investment power, it may be presumed to control the Fund.

The trustees and officers of the Fund, in the aggregate, owned less than 1% of any class of the Fund’s outstanding shares as of October 31, 2007.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the proposal.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Fund’s Secretary prior to the Meeting, by the execution of a later dated proxy, or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke an otherwise valid proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the “Tellers”). Thirty percent (30%) of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions or “broker non-votes,” as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a vote “against” the proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for the proposal in favor of adjournment and will vote those proxies that require them to vote against the proposal against adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

The Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the Securities and Exchange Commission, in order to be eligible for inclusion in the Fund’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Fund, One Financial Center, Boston, Massachusetts 02111.

OTHER INFORMATION

Additional information about the Fund is available in its prospectus and statement of additional information and annual and semi-annual reports to shareholders. The Fund has previously sent its most recent annual and semiannual report to shareholders. You can get free copies of these documents by writing or calling the Fund’s transfer agent or visiting the Fund’s website at:

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02206-8081

1-800-345-6611

www.columbiafunds.com

Exhibit A

OUTSTANDING SHARES AND PRINCIPAL SHAREHOLDERS

As of October 31, 2007

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class (%)	Percentage of Fund (%)
Charles Schwab & Co Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	A	325,905.5290	26.28	1.76

Bank of America NA Attn: Joan Wray/Funds Accounting 411 N Akard Street Dallas TX 75201-3307	Z	4,540,601.8160	27.04	24.52

Charles Schwab & Co Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	Z	3,355,696.7140	19.99	18.12

INT-47/137700-1107

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE TODAY!

TWO QUICK AND EASY WAYS TO VOTE USING YOUR PROXY CARD.

You can vote over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:
- Read the Proxy Statement and have the Proxy Card below at hand.
- Go to the website www.proxy-direct.com
- Enter the 14-digit control number set forth on the Proxy Card and follow the simple instructions.
Vote by Telephone:
- Read the Proxy Statement and have the Proxy Card below at hand.
- Call toll free 1-866-241-6192.
- Enter the 14-digit control number set forth on the Proxy Card and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

PROXY	COLUMBIA FUNDS SERIES TRUST I	PROXY

Columbia Real Estate Equity Fund

SPECIAL MEETING OF SHAREHOLDERS to be held February 1, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga, Julie B. Lyman and Christopher L. Wilson (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Real Estate Equity Fund to be held at One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time and at any adjournments or postponements thereof, and, on any other business that may properly come before the meeting, in accordance with their best judgment. The Proxies shall cast votes to which the undersigned is entitled with respect to the proposal set forth, as designated on the reverse side, if any, and shall have all powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies and any of them may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	CRE_18259_112807

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE TODAY!

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER’S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN
1. To change the classification of Columbia Real Estate Equity Fund from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, as amended.	☐	☐	☐

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW.☐

________________________________________________________________________

________________________________________________________________________

CRE_18259_112807

COLUMBIA/WO#18259: TOUCH-TONE TELEPHONE VOTING SCRIPT

“COLUMBIA FUNDS SERIES TRUST I”

CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING

EXPECTED MAIL DATE: XX/XX/2007

MEETING DATE: February 1, 2008

TEST CONTROL NUMBER (s): 259 99999 001 001

TEST SECURITY CODE: 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:

“Welcome! Please enter the 14 digit number located in the shaded box on your proxy card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meeting of Shareholders of the Columbia Real Estate Equity Fund”

“Proposal 1:	To vote FOR, press 1.	AGAINST, press 9	ABSTAIN, press 0

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”    “To cancel your vote, press 2.”    “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”    “To cancel your vote, press 2.”    “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”    “To enter another vote, press 1 now.”    “To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”    “To enter another vote, press 1 now.”    “To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

THE BELOW TEXT APPEARS ON THE FUND’S WEBSITE:

<Product News on Homepage for all users>

View the Columbia Real Estate Equity Fund proxy statement.

<HTML page content>

Proxy Statement

A proxy statement regarding a proposed initiative is being mailed beginning on or about November 29, 2007. Shareholders are being asked to vote on the proposal at or before a special meeting scheduled to be held on February 1, 2008.

To view the proxy statement, please select the fund name below:

<The link below will open a PDF of the proxy statement>

Columbia Real Estate Equity Fund

THE BELOW TEXT APPEARS ON THE FRONT OUTSIDE OF THE ENVELOPE IN WHICH PROXY MATERIALS WILL BE CONTAINED:

“URGENT REQUEST! WE NEED YOUR VOTE TODAY!”